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                                                                   Exhibit 10.17
                                                                   -------------


                     NEW ENGLAND INVESTMENT COMPANIES, L.P.

             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
             -----------------------------------------------------


1.   Purpose
     -------

     The purpose of this plan is to enable certain persons who are members of the Board of Directors of New England Investment Companies, Inc. (the "Board") to defer payment of compensation for Board service until after termination of Board service in the form of phantom units whose value is measured by the market price of the publicly-traded securities of New England Investment Companies, L.P. ("NEIC") or by the net asset value of certain mutual funds managed by NEIC or its affiliates.

2.   Eligibility
     -----------

     Each member of the Board of Directors of New England Investment Companies, Inc. (the "Company") who is not an employee of the Company, NEIC or any of NEIC's subsidiaries (a "Director") is eligible to participate in this Deferred Compensation Plan for Non-Employee Directors (the "Plan").

3.   Participation
     -------------

     (a)   Time of Election.  Prior to the beginning of any calendar year, each
           ----------------
eligible Director may elect to participate in the Plan by electing to defer payment of all or any part (in increments of 25%) of the retainer, fees, or retainer and fees (including any retainer and fees payable for services as a member or chairperson of any committee of the Board) which would otherwise be paid currently for services as a Director during such calendar year and succeeding calendar years. Any person who shall become a Director during any calendar year, and who was not a Director prior to the beginning of such calendar year, may likewise elect, before 30 days elapse after the Director's first term begins, to participate in the Plan by electing to defer payment of all or any part (in increments of 25%) of the retainer, fees, or retainer and fees (including any retainer and fees payable for services as a member or chairperson of any committee of the Board) which would otherwise be payable currently for services as a Director during such calendar year and succeeding calendar years. Whenever payment of any amount is deferred pursuant to the foregoing provisions of this paragraph, the Company shall credit a deferred compensation account in the Director's name on the Company's books with a number of phantom units determined in accordance with the provisions of paragraph 4(c) below. The number of phantom units which are credited to the Director's account shall determine the amount of cash which the Company will pay the Director after termination of Board service in accordance with the provisions of sections 5 and 6 of the Plan.
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     (b)   Form and Duration of Election. An election to participate in the Plan
           -----------------------------
shall be made by written notice executed by the Director on a form supplied for that purpose by the Company and filed with the Corporate Secretary of the Company. Such election shall continue in effect until the Director terminates such election by written notice filed with the Corporate Secretary of the Company. Any such termination shall become effective as of the end of the calendar year in which such notice is given and only with respect to compensation payable for services as a Director thereafter. Amounts credited to the Director's account prior to the effective date of such termination shall not be affected by such termination and shall be paid only in accordance with the terms of the Plan.

     (c)   Adjustment of Amount Deferred. Prior to the beginning of any calendar
           -----------------------------
year, a Director participating in the Plan may file another written notice with the Corporate Secretary of the Company electing to change the amount of compensation to be deferred and credited to the Director's account for services as a Director commencing with such calendar year. Amounts credited to the Director's account prior to the effective date of such change shall not be affected by such change and shall be paid only in accordance with the terms of the Plan.

     (d)   Renewal. A Director who has terminated his election to participate
           -------
may thereafter file another election to participate for the calendar year subsequent to the filing of such election to participate and succeeding calendar years.

4.   The Director's Account
     ----------------------

     (a)   Phantom Units.  The amount of cash which a participating Director
           -------------
shall be paid following termination of Board service on account of his participation in the Plan shall be based upon the number and value of the phantom units that the Company has credited to such Director pursuant to the Plan, as provided in paragraph 5(b) below. Such phantom units shall represent hypothetical units only, shall not represent any right to receive any security of any kind (including but not limited to limited partnership units of NEIC or shares of any mutual fund), and are only bookkeeping entries whose sole purpose is to enable the Company and participants to determine the amount of cash which shall be paid to participating Directors as a result of their participation in the Plan.

     (b)   Election of Bookkeeping Accounts.  At the time a Director elects to
           --------------------------------
participate in the Plan in accordance with the provisions of paragraph 3(a) above, the Director shall also file with the Corporate Secretary of the Company a written election of the bookkeeping account or accounts to which amounts deferred pursuant to such election shall be allocated. Such amounts may be allocated among the bookkeeping accounts in increments of 25%. The bookkeeping

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accounts from which the Director may choose shall consist of the following--

           (i) a phantom NEIC Limited Partnership ("LP") Unit account, the value of which shall be determined by reference to the market price of NEIC LP Units in accordance with the provisions of paragraphs 4(c)(i) and 5(b)(i) below;

           (ii) a phantom Short-Term Income Fund account, the value of which shall be determined by reference to the net asset value of shares of the Reich & Tang Short-Term Income Fund managed by Reich & Tang Asset Management L.P., in accordance with the provisions of paragraphs 4(c)(ii) and 5(b)(ii) below;

           (iii) a phantom Bond Income Fund account, the value of which shall be determined by reference to the net asset value of shares of the New England Bond Income Fund managed by Back Bay Advisors, L.P., in accordance with the provisions of paragraphs 4(c)(iii) and 5(b)(iii) below;

           (iv) a phantom Equity Fund account, the value of which shall be determined by reference to the net asset value of shares of the Reich & Tang Equity Fund managed by Reich & Tang Asset Management L.P., in accordance with the provisions of paragraphs 4(c)(iv) and 5(b)(iv) below; and

           (v) a phantom Growth Fund account, the value of which shall be determined by reference to the net asset value of shares of the New England Growth Fund managed by Capital Growth Management Limited Partnership, in accordance with the provisions of paragraphs 4(c)(v) and 5(b)(v) below.

If, at the time a Director elects to participate in the Plan, s/he fails to file a written election of the bookkeeping account or accounts to which amounts deferred pursuant to such election shall be allocated, the participant shall be conclusively deemed to have elected to allocate such amounts to the phantom Short-Term Income Fund account described in paragraph 4(b)(ii) above. Such election may be changed in accordance with the provisions of paragraph 4(e) below.

     (c)   Determination of Number of Phantom Units to be Credited to Account.
           ------------------------------------------------------------------
On each date on which any amount would have been paid had it not been deferred pursuant to an election under paragraph 3(a) above, the Company shall credit the bookkeeping account or accounts elected by the participant with a number of phantom units determined as follows:

           (i) in the case of an amount credited to the phantom NEIC LP Unit account, by dividing such amount by the closing price of one NEIC LP Unit on the

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New York Stock Exchange ("NYSE") on such date (or, if there were no sales so reported for such date, on the most recent prior date for which such sales were so reported);

           (ii) in the case of an amount credited to the phantom Short-Term Income Fund account, by dividing such amount by the net asset value of one share of the Reich & Tang Short-Term Income Fund on such date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed);

           (iii) in the case of an amount credited to the phantom Bond Income Fund account, by dividing such amount by the net asset value of one share of the New England Bond Income Fund on such date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed);

           (iv) in the case of an amount credited to the phantom Equity Fund account, by dividing such amount by the net asset value of one share of the Reich & Tang Equity Fund on such date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed); and

           (v) in the case of an amount credited to the phantom Growth Fund account, by dividing such amount by the net asset value of one share of the New England Growth Fund on such date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed).

     (d)   Phantom Dividends and Distributions Deemed Reinvested. On each date
           -----------------------------------------------------
on which NEIC pays a cash distribution to its publicly-traded limited partnership unitholders, the Company shall credit each participating Director's phantom NEIC LP Unit account with a number of additional phantom limited partnership units determined by multiplying (i) the cash distribution which NEIC paid per unit on such date, by (ii) the number of phantom limited partnership units credited to the Director's NEIC LP Unit account as of the record date for determining unitholders entitled to such cash distribution, and dividing the product of (i) and (ii) by the closing price of NEIC's LP Units on the NYSE on the cash distribution payment date (or, if there were no sales so reported for such date, on the most recent prior date for which such sales were so reported). On each date on which the Reich & Tang Short-Term Income Fund, the New England Bond Income Fund, the Reich & Tang Equity Fund or the New England Growth Fund pays a cash or stock dividend or distribution to its shareholders, the Company shall

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credit each participating Director's corresponding phantom account with a number of additional phantom units determined by multiplying (iii) the amount of cash or number of Fund shares which the Fund in question paid as a dividend or distribution per share on such date, by (iv) the number of phantom units credited to the Director's corresponding phantom account as of the record date for determining shareholders entitled to such dividend or distribution, and, in the case of a cash dividend or distribution only, dividing the product of (iii) and (iv) by the net asset value of one share of the Fund in question on the cash dividend or distribution payment date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed).

     (e)   Elections to Change Bookkeeping Accounts.  Effective as of the end of
           ----------------------------------------
any calendar month as provided below, but no more often than once in any 12 month period, a participant may change the bookkeeping account or accounts to which amounts deferred pursuant to the Plan shall be allocated, by a written notice on a form approved for that purpose by and filed with the Corporate Secretary of the Company in advance of the effective date of such change. Such change may apply to amounts deferred after the effective date of such change (in increments of 25%), to the balance in any of the Director's accounts as of the effective date of such change (in increments of 25%), or to both amounts deferred after the effective date of such change and the Director's account balances as of the effective date of such change (in increments of 25%); provided that no such change may apply to any phantom NEIC LP Units that were credited to a Director's phantom NEIC LP Unit account before the effective date of such change. The bookkeeping accounts to which any of the foregoing amounts may be allocated shall consist of the same accounts described in paragraph 4(b) above. Any such change shall become effective as of the close of business on the last trading day on the New York Stock Exchange of the calendar month in which the Corporate Secretary of the Company receives written notice of such change in accordance with the foregoing provisions of this paragraph 4(e) or as of the close of business on the last trading day on the New York Stock Exchange of any later calendar month specified in such notice, unless it has been revoked in writing by the Director on or before such day. If a participant elects to change the bookkeeping account(s) to which any of his or her accounts shall be allocated, the amount to be re-allocated to the new bookkeeping account shall be based upon the closing price of one NEIC LP Unit on the NYSE on the effective date of the change (or, if there were no sales reported for such date, on the most recent prior date for which sales were reported), in the case of the phantom NEIC LP Unit account, or the net asset value of one share of the applicable Fund on the effective date of the change (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed), in the case of the other phantom accounts. A change in the bookkeeping account or accounts to which amounts

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deferred pursuant to the Plan shall be allocated shall not change the number (or time) of payments which the Company is to make in respect of the phantom units to which such change in bookkeeping account(s) applies. The number and time of payments which the Company is to make to any participant following termination of Board service in respect of any phantom units that have been credited to such participant's account may not be changed under this Plan. The number or time of payments which the Company is to make to any participant following termination of Board service in respect of any phantom units to be credited to such participant's account may be changed only in accordance with and subject to the provisions of paragraph 5(c) below.

     (f)  Transfer of Prior Plan Credits to this Plan.  Effective as of the end
          -------------------------------------------
of any calendar month as provided below, but no more often than once in any 12 month period, a Director whose fees for Board service in any year prior to 1996 were deferred under the Deferred Compensation Plan of the Company as in effect prior to the adoption of this Plan (the "Prior Plan") may elect to allocate any amount credited to his or her account under the Prior Plan on the effective date of such election (in increments of 25%) to one or more of the bookkeeping accounts described in paragraph 4(b) above, in lieu of the account to which it is then credited under the Prior Plan, by written notice on a form approved for that purpose by and filed with the Corporate Secretary of the Company in advance of the effective date of such election. Any such election shall become effective as of the close of business on the last trading day on the New York Stock Exchange of the calendar month in which the Corporate Secretary of the Company receives written notice of such election in accordance with the foregoing provisions of this paragraph 4(f) or as of the close of business on the last trading day on the New York Stock Exchange of any later calendar month specified in such notice, unless it has been revoked in writing by the Director on or before such day. If such an election becomes effective, the number of phantom units to be credited to the bookkeeping account(s) under this Plan elected by the Director shall be based upon the closing price of one NEIC LP Unit on the NYSE on the effective date of the election (or, if there were no sales reported for such date, on the most recent prior date for which sales were reported), in the case of the phantom NEIC LP Unit account, or the net asset value of one share of the applicable Fund on the effective date of the election (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was computed), in the case of the other phantom accounts. Once any amount is allocated to a bookkeeping account under this Plan pursuant to this paragraph 4(f), such amount shall thereafter be subject to all of the terms and conditions of this Plan, except that in no event shall any election to allocate any Prior Plan amount to a bookkeeping account under this Plan pursuant to this paragraph 4(f), or any allocation of any amount pursuant to this paragraph, or any provision of this

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paragraph 4(f), change the time or method (i.e., lump sum or 5 or 10 installments) of payment that applies to such amount under the Prior Plan. The time and method of payment that applies to such amount under the Prior Plan shall likewise apply to the corresponding amount allocated to a bookkeeping account under this Plan pursuant to this paragraph, including any phantom units credited to the Director's account(s) in connection therewith.

5.   Payment of Accounts
     -------------------

     (a)   Payment Election. At the time a Director elects to participate in the
           ----------------
Plan in accordance with the provisions of paragraph 3(a) above, the Director shall also elect the number of payments that the Company shall make following termination of Board service in respect of phantom units that may be credited to each account referred to in paragraph 4(b) above pursuant to such participation election. Such election of the number of payments shall be made in writing on a form filed with and approved by the Corporate Secretary of the Company and shall apply to all phantom units that may be credited to the Director's account(s) pursuant to such participation election, including any phantom units that may be credited in respect of such phantom units pursuant to paragraph 4(d) above (relating to cash or stock dividends or distributions) and any phantom units credited to the Director's account(s) pursuant to such participation election that may be transferred from one account to another pursuant to the provisions
of paragraph 4(e) above.   A Director may elect to be paid in one lump sum
payment or in any whole number of annual installments up to ten. A lump sum payment or the first installment shall be paid on or about the first business day of the calendar year immediately following the calendar year in which the Director ceases to be a Director. Subsequent installments shall be paid on or about the first business day of each succeeding calendar year until the Company has made payments in respect of all phantom units credited to the Director's account(s). A Director may also elect to be paid in a single lump sum if and when a "Change in Control" of NEIC occurs (as such term is defined in the next sentence) before s/he has been paid all amounts credited pursuant to such participation election; provided that no such election may be made with respect to any amount credited to the phantom NEIC LP Unit account. For purposes of the foregoing sentence, a "Change in Control" of NEIC shall have the same meaning as under the NEIC Restricted Unit Plan, except that such term shall not include the merger of New England Mutual Life Insurance Company with and into Metropolitan Life Insurance Company. Subject to the proviso in the second preceding sentence, if phantom units have been credited to more than one account pursuant to such participation election, the phantom units credited to each account pursuant to such participation election shall be paid at the same times and in the same number of installments as the phantom units credited to the other account(s) pursuant to such participation election. If a Director fails to


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make a written payment election in accordance with the foregoing provisions of this paragraph at the time he makes a participation election, the Director shall be conclusively deemed to have elected to receive payment in respect of phantom units credited to the Director's account(s) pursuant to such participation election in one lump sum payment on or about the first business day of the calendar year immediately following the calendar year in which the Director ceases to be a Director or, in the case of accounts other than the phantom NEIC LP Unit account, in a single lump sum if and when a "Change in Control" of NEIC occurs before that day.

     (b)   Amount to be Paid in Respect of Phantom Units. Each payment in
           ---------------------------------------------
respect of phantom units credited to a participating Director's account shall be made in cash in an amount determined by multiplying the number of such units that will be extinguished by such payment (including, if applicable, any fractional units), by the following--

           (i) in the case of phantom units credited to the phantom NEIC LP Unit account, by the closing price of one NEIC LP Unit on the payment date (or, if there were no sales so reported for such date, for the most recent prior date for which such sales were so reported);

           (ii) in the case of phantom units credited to the phantom Short-Term Income Fund Account, by the net asset value of one share of the Reich & Tang Short-Term Income Fund on the payment date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was so computed);

           (iii) in the case of phantom units credited to the phantom Bond Income Fund account, by the net asset value of one share of the New England Bond Income Fund on the payment date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was so computed);

           (iv) in the case of phantom units credited to the phantom Equity Fund account, by the net asset value of one share of the Reich & Tang Equity Fund on the payment date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was so computed); and

           (v) in the case of phantom units credited to the phantom Growth Fund account, by the net asset value of one share of the New England Growth Fund on the payment date (or, if such net asset value is not computed for such date, on the most recent prior date for which such net asset value was so


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computed).

The number of phantom units credited to a participating Director's account that will be extinguished by any such payment shall be determined by dividing the number of phantom units credited to the participating Director's account by the number of payments yet to be made.

     (c)   Changes to the Number of Payments. Whether or not a Director has
           ---------------------------------
filed a notice pursuant to paragraph 3(c) electing to change the amount of compensation to be deferred pursuant to the Plan, a participating Director may, prior to the beginning of any calendar year, file another written notice with the Corporate Secretary of the Company electing to change the number of payments which the Company is to make in respect of phantom units credited to the Director's account for services as a Director commencing with such calendar year. Phantom units credited to the Director's account prior to such calendar year and any phantom units credited on account of cash or stock dividends or distributions in respect of such phantom units shall not be affected by such change and shall be paid only in accordance with the election pursuant to which such phantom units were credited to the Director's account.

6.   Payment on Death
     ----------------

     Notwithstanding any election pursuant to paragraph 5(a) or 5(c) to the contrary, if a Director should die before payment has been made in respect of all phantom units credited to the Director's account in accordance with the election referred to in paragraph 5(a) or 5(c) above (as applicable), payment shall be made in respect of all phantom units credited to the Director's account as soon as practicable following the date of the Director's death, but in no event later than 60 days following such date, to the beneficiary theretofore designated in writing by the Director on a form provided for that purpose by, filed with and accepted in writing by the Corporate Secretary of the Company. Such payment shall be made to the estate of the Director if no such designation has been made or the designated beneficiary is not alive or in existence at the time such payment is made. A Director may change the designated beneficiary at any time during the Director's lifetime by filing a subsequent designation in writing on a form provided for that purpose by, filed with and accepted in writing by the Corporate Secretary of the Company.

7.   General Provisions
     ------------------

     (a) The right of a Director to receive payment in respect of any phantom units credited to the Director's account shall not be transferable or assignable by

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the Director, except to a beneficiary designated pursuant to the provisions of paragraph 6 above or, absent such a beneficiary, by will or by the laws of descent and distribution. To the extent that any person acquires a right to receive any amount credited to a Director's account hereunder, such right shall be no greater than the rights of an unsecured general creditor of the Company. No person shall be entitled to anticipate any payment to be made under the Plan by assignment, alienation, sale, pledge, encumbrance or transfer in any form or manner prior to actual payment thereof.

     (b)   As of the effective date of any Restructuring as set out in Section
12.4 of the Agreement of Limited Partnership of NEIC, the phantom NEIC LP Units already credited to a Director will automatically be restated, if necessary, so that they reflect on an equitable basis the equivalent number of phantom units or phantom shares in the publicly-traded entity that will represent public participation in NEIC from and after such effective date (the "Equivalent Phantom Units/Shares"). From and after such effective date, all references in the Plan to phantom NEIC LP Units shall mean Equivalent Phantom Units/Shares.

     (c) If there is any change in the number or class of NEIC LP Units (other than those changes referred to in paragraph 7(b) above) or shares of any mutual fund referred to in paragraph 4(b)(ii), (iii), (iv) or (v) above, as a result of a recapitalization, stock split, combination, exchange of shares, spin-off or similar transaction, the amounts credited to each participant's bookkeeping account shall be equitably adjusted by the Corporate Secretary of the Company to reflect such change.

     (d) The Corporate Secretary of the Company shall interpret the Plan and make all determinations deemed necessary or desirable for the Plan's implementation, consulting with the Chief Executive Officer and such other officers and advisors as the Corporate Secretary may deem appropriate.

     (e) The Board may at any time amend or terminate the Plan. No amendment or termination shall impair or adversely affect the rights of a Director with respect to phantom units then credited to the Director's account.

     (f) The validity, construction, interpretation and administration of the Plan and of any determination or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by and determined exclusively in accordance with the laws of the Commonwealth of Massachusetts, but without giving effect to the principles of conflicts of laws thereof.

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